UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2016

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

Alpha Defensive Alternatives Fund
Class I	ACDEX

Alpha Opportunistic Alternatives Fund
Class I	ACOPX

SEMI-ANNUAL REPORT

March 31, 2016

To the shareholders of the Alpha Defensive Alternatives Fund:

Thank you for your continued support of the Alpha Capital Funds. As an early proponent of daily-liquid alternative strategies, Alpha Capital Funds Management, LLC (“Alpha Capital”) has been managing our fund-of-funds investment strategies for over seven years in separate account structures and over five years in a mutual fund format. As of March 31, 2016, we are pleased to report that the Alpha Defensive Alternatives Fund (the “Fund”) had net assets of $19.0 million. The Fund’s investment objective is to achieve capital preservation. In pursuing its objective, the Fund looks to emphasize absolute (positive) returns and low volatility across all market cycles.

Performance

The Fund posted a return of -0.95% (net of fees) for the six-month fiscal period from October 1, 2015 to March 31, 2016, significantly outperforming the HFRI Fund of Funds Composite Index, which returned -2.37% over the same period and trailing the secondary benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 2.44%. The strategy was defensively positioned going into 2016, with nearly 30% allocated to direct and indirect hedges; this benefited the strategy during the January to mid-February 2016 market slump. The Fund posted a gain in January and was flat in February, while the HFRI Fund of Funds Composite Index lost money both months. We believe in investing in high-quality funds for the long term and building diversified portfolios which will withstand difficult investment environments. We were very pleased with how the Fund held up in the market downturn. Please see the table below for results compared to broad market indices:

Average Annual Total Returns as of March 31, 2016

				Annualized Returns
						Inception
						(1/31/2011)
						to
	6 Months	YTD	1 Year	3 Years	5 Years	3/31/2016
Alpha Defensive
Alternatives Fund
(ACDEX)	-0.95%	0.76%	-3.89%	-1.49%	0.29%	0.58%
HFRI Fund of Funds
Composite Index	-2.37%	-3.08%	-5.69%	1.76%	1.29%	1.39%
Barclays Capital U.S.
Aggregate Bond Index	2.44%	3.03%	1.96%	2.50%	3.78%	3.72%

Gross Expense Ratio 2.49%, Net Expense Ratio 2.53%.

The Advisor has contractually agreed to waive fees or reimburse expenses through January 27, 2017.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-925-7422.

Portfolio Changes and Performance Attribution

We made a few changes to our underlying manager line-up during the six-month fiscal period from October 1, 2015 to March 31, 2016. We were disappointed with the performance of the PIMCO TRENDS Managed Futures Strategy Fund (ticker: PQTIX), and we replaced it with the Abbey Capital Futures Strategy Fund (“Abbey Capital”) (ticker: ABYIX) during the fourth quarter. Abbey Capital is a fund-of-managed futures fund with a long institutional track record. We think very highly of their capabilities. The Fund also sold the DoubleLine Emerging Markets Fixed Income Fund (ticker: DBLEX) in order to reduce its exposure to emerging markets, which continued to be affected by declines in the commodities markets and plagued by growth concerns. Instead, the Fund allocated assets to the DoubleLine Total Return Bond Fund (ticker: DBLTX), which we believe should perform well in a variety of fixed income markets. The Fund terminated its position in the John Hancock Global Absolute Return Strategies Fund (ticker: JHAIX), as performance has been weak while assets in the Fund and similarly-managed strategies have ballooned. The Fund also added a new strategy, the Prudential QMA Long/Short Equity Fund (“QMA”) (ticker: PLHZX), to the lineup. Given the Fund’s volatility target, we are very selective in adding equity exposure. QMA (a quantitative shop owned by Prudential) runs a very conservative long/short equity strategy with a low net exposure. We believe it fits well within the Fund’s mandate while providing some diversification to our strategy.

The top contributors for the six-month fiscal period were the Deutsche Global Infrastructure Fund (“Deutsche”) (ticker: TOLIX) and the Westwood Income Opportunity Fund (ticker: WHGIX). Deutsche posted a large gain during the first quarter, driven by strong stock selection in infrastructure assets. To a lesser extent, the Prudential QMA Long/Short Equity Fund (which was added during the first quarter of 2016) also added value, driven by both long and short equity positions. The PIMCO TRENDS Managed Futures Strategy Fund, which position the Fund sold out of during the fourth quarter, limited gains. Our hedging position in the Grizzly Short Fund (ticker: GRZZX) was also a detractor. The Grizzly Short Fund posted a gain of 9.38% during January 2016, which offered strong downside protection for the portfolio, though it returned -8.99% in March 2016 as the market recovered.

Capital Markets Review

The biggest news in capital markets during the fourth quarter was on December 16, 2015, when the U.S. Federal Reserve Board (the “Fed”) initiated a long-awaited rate hike of 0.25%. This provided a boost to equity markets but had the opposite effect on longer-term rate sensitive assets. The yield on the U.S. 10-Year Treasuries closed 2015 at 2.27% (up 0.11% from December 31, 2014). High yield markets saw spreads widen, a sign of market distress. Meanwhile, U.S. equities were broadly positive for the quarter, with the Russell 3000 Index up 6.30% and the S&P 500 Index gaining 7.00%. International markets were positive as well, with the MSCI EAFE Index up 4.70% in USD terms (and 6.30% in local currency terms). Meanwhile, commodities continued their downward slide, with the Bloomberg Commodity Index returning -10.50%. Oil closed the year at just $38.01 a barrel.

Entering 2016, markets plunged steeply. However, February 11, 2016 proved to be the inflection point, after which most markets rallied to close out the quarter with gains (including a 1.40% gain for the S&P 500® Index). Investors who stayed the course therefore ended the quarter with a better-than-expected return. This was thanks to a recovery in oil prices as well as actions by central banks around the globe in March 2016. Oil continued to drive market sentiment throughout the quarter, dropping to a low of $26 on February 11 before rallying to $37 at quarter end. In the U.S., the Fed elected to keep U.S. rates unchanged. The European Central Bank (“ECB”) announced another round of stimulus measures, including dropping rates into negative territory. Credit markets and risky assets in particular benefited from these actions by global central banks. The Barclays Capital U.S. Aggregate Bond Index posted a gain of 3.00%, but the biggest winners proved to be emerging markets equity (up 4.80%, as measured by the MSCI Emerging Markets Index), emerging markets debt (JP Morgan EMBI Global Diversified Index up 4.50%), and infrastructure (Dow Jones Brookfield Global Infrastructure Index up 8.50%).

From a macro perspective, U.S. gross domestic product growth was small but stable; the fourth quarter number was revised upward from 0.7% to 1.4%, thanks to strong consumer spending. The U.S. labor market also continued to improve in the first part of 2016, with modest wage growth (+2.3% year over year) and the unemployment rate at a reasonable 5%. This boosted returns in U.S. large cap, although U.S. small cap ended the quarter down -1.50% (as measured by the Russell 2000) due to weakness in financials and health care. The MSCI EAFE also posted a loss of -1.90%, hampered by lower than expected inflation in the Eurozone and lowered growth expectations. In alternatives, gold posted a standout quarter, gaining 16% for the first time since 1986. Hedge funds posted a return of -0.70% as measured by the HFRI Fund Weighted Composite Index; weak hedge fund returns were primarily driven by poor results in January, as hedged equity and credit strategies were hit hard by market volatility.

Outlook

After so long in what seemed like a low volatility lull, markets have experienced two 10%+ corrections in the past three quarters. There have been several drivers of volatility in the markets, and unfortunately, there are no easy solutions to mitigate them. Crucially, central banks around the world continue to print money. With interest rates low or negative across the globe, investors are incentivized to put this money to work in the stock markets, property markets, or other assets. Meanwhile, active managers have underperformed their benchmarks, and investors have responded by moving assets into indexed funds, with passively managed funds growing by an astonishing $412 billion in 2015. This combination of unprecedented levels of liquidity sloshing around in the markets and large inflows into passive management creates a perfect storm for market volatility, as index funds buy into market strength and sell into downturns based on investor flows. Algorithmic trading enhances the speed at which this takes place. A small blip now has the potential to turn into a full blown correction. We have seen it happen twice in the past three quarters, and we expect to see it again.

We have deployed capital toward strategies like managed futures, which should benefit from increased volatility in the markets, and hedges which seek to protect on the downside. Our firm’s philosophy is that a portfolio with diversified asset classes and strategies should act as a hedge for investors from downturns while offering the potential for capital appreciation in many different market environments. We were pleased with how well the Fund performed during the market downturn in January and early February of 2016, for example. The Fund is specifically designed to provide investors with exposure to numerous asset classes and investment strategies, with the expectation that some underlying funds should perform well at any given time in an effort to help offset others who are not. Although a portfolio of 60% equities and 40% bonds has worked well over the past decade, we firmly believe that this is unsustainable and that investing in alternatives is crucial to long-term portfolio success. The Fund offers diversifiers from core fixed income such as structured credit focused strategies and infrastructure as well as managed futures and short-only strategies. We remain committed to our philosophy and the Fund.

Thank you for your continued confidence in Alpha Capital Funds Management, LLC.

Regards,

Bradley H. Alford, CFA
Chief Investment Officer

Opinions expressed are those of Alpha Capital Funds Management, LLC, the Fund’s investment adviser, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Because the Fund is a “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds. The Fund will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.  Because the Fund invests in exchange-traded funds (“ETFs”), it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares. Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities. The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds. Investments in commodities-related businesses may be more volatile than investments in more traditional businesses based on demand and other factors. The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not to be interpreted as an offer of these securities.

Alpha: Alpha measures risk-adjusted performance, factoring in the risk due to the specific security, rather than the overall market.  A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%, adjusted for the risk taken (as measured by beta). Correspondingly, a similar negative alpha would indicate an underperformance of 1%, adjusted for risk.

Beta: Beta is a quantitative measure of the volatility of a given stock, mutual fund or portfolio, relative to the overall market, usually the S&P 500® Index. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security’s price will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

The Barclays Capital U.S. Aggregate Bond Index is a broad based-benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.

The Bloomberg Commodity Index is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in U.S.

Dollar and have a minimum of $50 Million under management or a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index does not include Funds of Hedge Funds.

The HFRI Fund of Funds Composite Index is an equal-weighted index that includes both domestic and offshore fund of funds. Funds included in the index invest with multiple managers through funds or managed accounts. The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

The S&P 500® Index is a capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the S&P 500® Index are those of large publicly held companies that trade on either of the two largest American stock market exchanges; the New York Stock Exchange and the NASDAQ.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Morgan Stanley Capital International Europe, Australia, Far East (“MSCI EAFE”) Index is a capitalization weighted equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With 910 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The Morgan Stanley Capital Emerging Markets Index is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 23 individual country indices that collectively represent many of the major emerging markets countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The JP Morgan EMBI Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobond, but  limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding.

The Dow Jones Brookfield Global Infrastructure Index aims to measure the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission & distribution, oil & gas storage & transportation, water, and diversified (multiple sectors).

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments for a complete list of holdings.

Investment performance reflects fee waivers and in the absence of these waivers, returns would be lower.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

To the shareholders of the Alpha Opportunistic Alternatives Fund:

Thank you for your continued support of the Alpha Capital Funds. As an early proponent of daily-liquid alternative strategies, Alpha Capital Funds Management, LLC (“Alpha Capital”) has been managing our fund-of-funds investment strategies for over seven years in separate account structures and over five years in a mutual fund format. As of March 31, 2016, we are pleased to report that the Alpha Opportunistic Alternatives Fund (the “Fund”) had net assets of $20.8 million. The Fund’s investment objective is to achieve long-term capital appreciation. In pursuing its objective, the Fund looks to emphasize risk-adjusted returns and lower volatility when compared to broad-based equity market indices.

Performance

The Fund posted a return of -0.13% (net of fees) for the six-month fiscal period from October 1, 2015 to March 31, 2016, outperforming the HFRI Fund of Funds Composite Index, which returned -2.37% over the same period, and trailing the secondary benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 2.44%. We believe in investing in high-quality funds for the long term and building diversified portfolios which will withstand difficult investment environments. We were pleased with how the Fund performed during the  six month period ended March 31, 2016 in a difficult market environment. The Fund was able to add significant value over the HFRI Fund of Funds Composite Index as a result of our defensive positioning in the first three months of the year. Please see the table below for results compared to broad market indices:

Average Annual Total Returns as of March 31, 2016:

				Annualized Returns
						Inception
						(1/31/2011)
						to
	6 Months	YTD	1 Year	3 Years	5 Years	3/31/2016
Alpha Opportunistic
Alternatives Fund
(ACOPX)	-0.13%	0.83%	-3.57%	-0.19%	0.49%	0.81%
HFRI Fund of Funds
Composite Index	-2.37%	-3.08%	-5.69%	1.76%	1.29%	1.39%
Barclays Capital U.S.
Aggregate Bond Index	2.44%	3.03%	1.96%	2.50%	3.78%	3.72%

Gross Expense Ratio 2.78%, Net Expense Ratio 2.77%.

The Advisor has contractually agreed to waive fees or reimburse expenses through January 27, 2017.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-925-7422.

Portfolio Changes and Performance Attribution

We made several changes to our underlying manager line-up during the six-month fiscal period ended March 31, 2016. The Fund replaced the Weitz Partners III Opportunity Fund (“Weitz”) (ticker: WPOPX) with the Otter Creek Long/Short Opportunity Fund (“Otter Creek”) (ticker: OTTRX) in the fourth quarter. Weitz has the ability to short but typically maintains a net exposure of around 70-80%, while Otter Creek is much more conservatively positioned with an average 15-20% net exposure. Otter Creek has been able to add significant value on the short side as well as the long side, and we think it is a good complement to the Fund’s existing long/short equity strategy. The Fund also replaced its indirect hedge position, the AQR Managed Futures HV Fund (ticker: QMHIX), with direct hedge the Grizzly Short Fund (ticker: GRZZX) in the fourth quarter, as we decided to add opportunistically to the Fund’s direct hedges given the market environment. Lastly, the Fund terminated its position in the IVA Worldwide Fund (ticker: IVWIX) during the first quarter due to its significant cash position, which it has held for several years while collecting full fees.

The top contributor to performance for the six-month fiscal period from October 1, 2015 to March 31, 2016, was the long-short equity fund, Boston Partners Long/Short Equity Fund (“Boston Partners”) (ticker: BPLSX). Boston Partners posted gains in both the fourth quarter of 2015 and the first quarter of 2016, after the value-oriented investment style had struggled for several months. Positions in the Lazard Global Listed Infrastructure Fund (ticker: GLIFX) and the iShares Gold Trust Fund (ticker:

IAU) also added significant value. Meanwhile, the Fund’s top detractors were hedged equity managers the Grizzly Short Fund and the PIMCO StocksPLUS Short AR (ticker: PSTIX). Both of these managers added value in the first month of the 2016 but ultimately detracted as markets rallied in late February through March.

Capital Markets Review

The biggest news in capital markets during the fourth quarter was on December 16, 2015, when the U.S. Federal Reserve Board (the “Fed”) initiated a long-awaited rate hike of 0.25%. This provided a boost to equity markets but had the opposite effect on longer-term rate sensitive assets. The yield on the U.S. 10-Year Treasuries closed 2015 at 2.27% (up 0.11% from December 31, 2014). High yield markets saw spreads widen, a sign of market distress. Meanwhile, U.S. equities were broadly positive for the quarter, with the Russell 3000 Index up 6.30% and the S&P 500 Index gaining 7.00%. International markets were positive as well, with the MSCI EAFE Index up 4.70% in USD terms (and 6.30% in local currency terms). Meanwhile, commodities continued their downward slide, with the Bloomberg Commodity Index returning -10.50%. Oil closed the year at just $38.01 a barrel.

Entering 2016, markets plunged steeply. However, February 11, 2016 proved to be the inflection point, after which most markets rallied to close out the quarter with gains (including a 1.40% gain for the S&P 500® Index). Investors who stayed the course therefore ended the quarter with a better-than-expected return. This was thanks to a recovery in oil prices as well as actions by central banks around the globe in March 2016. Oil continued to drive market sentiment throughout the quarter, dropping to a low of $26 on February 11 before rallying to $37 at quarter end. In the U.S., the Fed elected to keep U.S. rates unchanged. The European Central Bank (“ECB”) announced another round of stimulus measures, including dropping rates into negative territory. Credit markets and risky assets in particular benefited from these actions by global central banks. The Barclays Capital U.S. Aggregate Bond Index posted a gain of 3.00%, but the biggest winners proved to be emerging markets equity (up 4.80%, as measured by the MSCI Emerging Markets Index), emerging markets debt (JPMorgan EMBI Global Diversified Index up 4.50%), and infrastructure (Dow Jones Brookfield Global Infrastructure Index up 8.50%).

From a macro perspective, U.S. gross domestic product growth was small but stable; the fourth quarter number was revised upward from 0.7% to 1.4%, thanks to strong consumer spending. The U.S. labor market also continued to improve in the first part of 2016, with modest wage growth (+2.3% year over year) and the unemployment rate at a reasonable 5%. This boosted returns in U.S. large cap, although U.S. small cap ended the quarter down -1.50% (as measured by the Russell 2000) due to weakness in financials and health care. The MSCI EAFE Index also posted a loss of -1.90%, hampered by lower than expected inflation in the Eurozone and lowered growth expectations. In alternatives, gold posted a standout quarter, gaining 16% for the first time since 1986. Hedge funds posted a return of -0.70% as measured by the HFRI Fund Weighted Composite Index; weak hedge fund returns were primarily driven by poor results in January, as hedged equity and credit strategies were hit hard by market volatility.

Outlook

After so long in what seemed like a low volatility lull, markets have experienced two 10%+ corrections in the past three quarters. There have been several drivers of volatility in the markets, and unfortunately, there are no easy solutions to mitigate them. Crucially, central banks around the world continue to print money. With interest rates low or negative across the globe, investors are incentivized to put this money to work in the stock markets, property markets, or other assets. Meanwhile, active managers have underperformed their benchmarks, and investors have responded by moving assets into indexed funds, with passively managed funds growing by an astonishing $412 billion in 2015. This combination of unprecedented levels of liquidity sloshing around in the markets and large inflows into passive management creates a perfect storm for market volatility, as index funds buy into market strength and sell into downturns based on investor flows. Algorithmic trading enhances the speed at which this takes place. A small blip now has the potential to turn into a full blown correction. We have seen it happen twice in the past three quarters, and we expect to see it again.

We have deployed capital toward strategies like managed futures, which should benefit from increased volatility in the markets, and hedges which seek to protect on the downside. Our firm’s philosophy is that a portfolio with diversified asset classes and strategies should act as a hedge for investors from downturns while offering the potential for capital appreciation in many different market environments. We were pleased with how well the Fund performed during the market downturn in January and early February of 2016, for example. The Fund is specifically designed to provide investors with exposure to numerous asset classes and investment strategies, with the expectation that some funds should perform well at any given time in an effort to help offset others who are not. Although a portfolio of 60% equities and 40% bonds has worked well over the past decade, we firmly believe that this is unsustainable and that investing in alternatives is crucial to long-term portfolio success. Currently, the Fund contains strategies such as infrastructure, managed futures, and global macro in addition to long-only and long-short equity strategies. We remain committed to our philosophy and the Fund.

Thank you for your continued confidence in Alpha Capital Funds Management, LLC.

Regards,

Bradley H. Alford, CFA
Chief Investment Officer

Opinions expressed are those of Alpha Capital Funds Management, LLC, the Fund’s investment adviser, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell a security.

Mutual fund investing involves risk. Principal loss is possible. Because the Fund is a “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds. The Funds will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended. Because the Funds invest in exchange-traded funds (“ETFs”), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities. The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds. Investments in commodities-related businesses may be more volatile than investments in more traditional businesses based on demand and other factors. The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not to be interpreted as an offer of these securities. Quasar Distributors, LLC, is also the distributor for the Hotchkis & Wiley Value Opportunities Fund.

Alpha: Alpha measures risk-adjusted performance, factoring in the risk due to the specific security, rather than the overall market.  A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%, adjusted for the risk taken (as measured by beta). Correspondingly, a similar negative alpha would indicate an underperformance of 1%, adjusted for risk.

Beta: Beta is a quantitative measure of the volatility of a given stock, mutual fund or portfolio, relative to the overall market, usually the S&P 500® Index. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security’s price will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

The Barclays Capital U.S. Aggregate Bond Index is a broad based-benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.

The Bloomberg Commodity Index is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in U.S.

Dollar and have a minimum of $50 Million under management or a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index does not include Funds of Hedge Funds.

The HFRI Fund of Funds Composite Index is an equal-weighted index that includes both domestic and offshore fund of funds. Funds included in the index invest with multiple managers through funds or managed accounts. The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

The S&P 500® Index is a capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the S&P 500® Index are those of large publicly held companies that trade on either of the two largest American stock market exchanges; the New York Stock Exchange and the NASDAQ.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Morgan Stanley Capital International Europe, Australia, Far East (“MSCI EAFE”) Index is a capitalization weighted equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With 910 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The Morgan Stanley Capital Emerging Markets Index is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 23 individual country indices that collectively represent many of the major emerging markets countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The JPMorgan EMBI Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobond, but  limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding.

The Dow Jones Brookfield Global Infrastructure Index aims to measure the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission & distribution, oil & gas storage & transportation, water, and diversified (multiple sectors).

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments for a complete list of holdings.

Investment performance reflects fee waivers and in the absence of these waivers, returns would be lower.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

Alpha Capital Funds

EXPENSE EXAMPLE at March 31, 2016 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/15 – 3/31/16).

Actual Expenses

The first set of lines of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement for the Alpha Defensive Alternatives Fund and the Alpha Opportunistic Alternatives Fund. Although the Funds charge no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

Alpha Capital Funds

EXPENSE EXAMPLE at March 31, 2016 (Unaudited), Continued

redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	10/1/15	3/31/16	10/1/15 – 3/31/16
Actual
Defensive Alternatives Fund	$1,000.00	$ 990.50	$6.22
Opportunistic Alternatives Fund	$1,000.00	$ 998.70	$6.25
Hypothetical
(5% return before expenses)
Defensive Alternatives Fund	$1,000.00	$1,018.75	$6.31
Opportunistic Alternatives Fund	$1,000.00	$1,018.75	$6.31

*
Expenses are equal to an annualized expense ratio of 1.25% for the Defensive Alternatives Fund and the Opportunistic Alternatives Fund, multiplied by the average account value over the period, multiplied by 183 (days in the most recent fiscal half-year)/366 days to reflect the one-half year expense.

Alpha Capital Funds

ALLOCATION OF PORTFOLIO ASSETS – at March 31, 2016 (Unaudited)

Alpha Defensive Alternatives Fund

Alpha Opportunistic Alternatives Fund

Percentages represent market value as a percentage of total investments.

Alpha Defensive Alternatives Fund

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited)

Shares		Value
	ALTERNATIVE FUNDS – 78.20%
195,424	Abbey Capital Futures Strategy Fund – Institutional Class	$2,370,488
117,671	Angel Oak Multi-Strategy Income Fund – Institutional Class	1,297,909
106,040	AQR Managed Futures Strategy Fund – Institutional Class	1,083,733
235,789	AQR Multi-Strategy Alternative Fund – Institutional Class	2,280,082
139,800	Deutsche Global Infrastructure Fund – Institutional Class	1,891,492
297,700	Grizzly Short Fund*	2,170,230
146,430	Osterweis Strategic Income Fund – Institutional Class	1,547,768
195,979	Prudential QMA Long/Short Equity Fund – Institutional Class*	2,236,120
	TOTAL ALTERNATIVE FUNDS
	(Cost $14,690,229)	14,877,822

	EQUITY FUNDS – 10.96%
146,273	Westwood Income Opportunity Fund – Institutional Class	2,084,393
	TOTAL EQUITY FUNDS
	(Cost $1,829,699)	2,084,393

	FIXED INCOME FUNDS – 9.49%
166,189	DoubleLine Total Return Bond Fund – Institutional Class	1,806,479
	TOTAL FIXED INCOME FUNDS
	(Cost $1,797,334)	1,806,479

	MONEY MARKET FUNDS – 1.41%
267,889	Invesco STIT Liquid Assets Portfolio –
	Institutional Class, 0.46%+	267,889
	TOTAL MONEY MARKET FUNDS
	(Cost $267,889)	267,889
	Total Investments (Cost $18,585,151) – 100.06%	19,036,583
	Liabilities in Excess of Other Assets – (0.06)%	(10,523)
	NET ASSETS – 100.00%	$19,026,060

*	Non-income producing security.
+	Rate shown is the 7-day annualized yield as of March 31, 2016.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Alternatives Fund

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited)

Shares		Value
	ALTERNATIVE FUNDS – 90.78%
199,512	Abbey Capital Futures Strategy Fund – Institutional Class	$2,420,083
263,051	AQR Style Premia Alternative Fund – Institutional Class	2,656,813
139,373	Boston Partners Long/Short Equity Fund – Institutional Class*	2,692,683
251,836	Grizzly Short Fund*	1,835,884
61,300	Hotchkis and Wiley Value
	Opportunities Fund – Institutional Class	1,366,989
171,276	Lazard Global Listed Infrastructure
	Portfolio – Institutional Class	2,404,713
222,355	Otter Creek Long/Short Opportunity Fund – Institutional Class*	2,659,364
86,394	PIMCO StocksPLUS Short Fund – Institutional Class	911,452
189,705	Western Asset Macro Opportunities Fund – Institutional Class	1,942,578
	TOTAL ALTERNATIVE FUNDS
	(Cost $18,637,967)	18,890,559

	EXCHANGE-TRADED PRODUCTS – 6.85%
120,000	iShares Gold Trust*	1,425,600
	TOTAL EXCHANGE-TRADED PRODUCTS
	(Cost $1,369,204)	1,425,600

	MONEY MARKET FUNDS – 2.40%
499,651	Invesco STIT Liquid Assets Portfolio –
	Institutional Class, 0.46%+	499,651
	TOTAL MONEY MARKET FUNDS
	(Cost $499,651)	499,651
	Total Investments (Cost $20,506,822) – 100.03%	20,815,810
	Liabilities in Excess of Other Assets – (0.03)%	(5,747)
	NET ASSETS – 100.00%	$20,810,063

*	Non-income producing security.
+	Rate shown is the 7-day annualized yield as of March 31, 2016.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2016 (Unaudited)

	Alpha Defensive	Alpha Opportunistic
	Alternatives Fund	Alternatives Fund
ASSETS
Investments, at value (cost $18,585,151 and
$20,506,822, respectively)	$19,036,583	$20,815,810
Cash	13,228	—
Receivables:
Fund shares issued	—	25,134
Interest	111	160
Prepaid expenses	13,127	14,625
Total assets	19,063,049	20,855,729

LIABILITIES
Payables:
Due to adviser	6,471	5,212
Fund shares redeemed	—	3,317
Administration and fund accounting fees	8,964	11,497
Audit fees	9,600	9,600
Transfer agent fees and expenses	4,547	5,564
Custody fees	21	1,304
Legal fees	2,913	2,792
Shareholder reporting	2,973	4,880
Chief Compliance Officer fee	1,500	1,500
Total liabilities	36,989	45,666

NET ASSETS	$19,026,060	$20,810,063

CALCULATION OF NET
ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$19,026,060	$20,810,063
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,055,641	2,136,462
Net asset value, offering and
redemption price per share	$9.26	$9.74

COMPONENTS OF NET ASSETS
Paid-in capital	$21,441,959	$23,031,764
Undistributed net investment income/(loss)	18,083	(120,265)
Accumulated net realized loss on investments	(2,885,414)	(2,410,424)
Net unrealized appreciation on investments	451,432	308,988
Net assets	$19,026,060	$20,810,063

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2016 (Unaudited)

	Alpha Defensive	Alpha Opportunistic
	Alternatives Fund	Alternatives Fund
INVESTMENT INCOME
Income
Dividends	$193,952	$65,943
Interest	535	550
Total income	194,487	66,493
Expenses
Advisory fees (Note 4)	64,679	88,019
Administration and fund
accounting fees (Note 4)	27,157	34,895
Transfer agent fees and expenses (Note 4)	13,103	16,979
Registration fees	9,606	10,191
Audit fees	9,600	9,600
Legal fees	4,708	5,174
Chief Compliance Officer fee (Note 4)	4,500	4,500
Trustee fees	4,495	4,592
Custody fees (Note 4)	4,152	5,358
Miscellaneous	4,029	5,100
Reports to shareholders	2,163	3,925
Insurance expense	1,134	1,352
Other expenses	1,052	1,316
Total expenses	150,378	191,001
Advisory fee waiver (Note 4)	(25,996)	(21,732)
Net expenses	124,382	169,269
Net investment income/(loss)	70,105	(102,776)

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(675,408)	(86,865)
Capital gain distributions from
regulated investment companies	3,100	480,157
Net change in unrealized
appreciation on investments	366,766	(355,290)
Net realized and unrealized gain/(loss)
on investments	(305,542)	38,002
Net decrease in net assets
resulting from operations	$(235,437)	$(64,774)

The accompanying notes are an integral part of these financial statements.

Alpha Defensive Alternatives Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2016	Year Ended
	(Unaudited)	September 30, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$70,105	$813,487
Net realized loss on investments	(675,408)	(1,520,835)
Capital gain distributions from
regulated investment companies	3,100	357,031
Net change in unrealized
appreciation on investments	366,766	(1,281,488)
Net decrease in net assets
resulting from operations	(235,437)	(1,631,805)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(298,085)	(916,371)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(1,196,271)	(14,275,330)
Total decrease in net assets	(1,729,793)	(16,823,506)
NET ASSETS
Beginning of period	20,755,853	37,579,359
End of period	$19,026,060	$20,755,853
Includes undistributed net investment income of	$18,083	$246,063

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2016		Year Ended
	(Unaudited)		September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	205,816	$1,922,597	417,566	$4,121,672
Shares issued
in reinvestment
of distributions	32,436	298,085	79,913	787,942
Shares redeemed	(366,557)	(3,416,953)	(1,970,051)	(19,184,944)
Net decrease	(128,305)	$(1,196,271)	(1,472,572)	$(14,275,330)

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Alternatives Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2016	Year Ended
	(Unaudited)	September 30, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(102,776)	$1,068,540
Net realized loss on investments	(86,865)	(3,367,034)
Capital gain distributions from
regulated investment companies	480,157	2,058,568
Net change in unrealized
appreciation on investments	(355,290)	(3,400,193)
Net decrease in net assets
resulting from operations	(64,774)	(3,640,119)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(120,042)	(1,564,076)
From net realized gain on investments	—	(212,693)
Total distributions to shareholders	(120,042)	(1,776,769)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(11,903,249)	(27,402,638)
Total decrease in net assets	(12,088,065)	(32,819,526)
NET ASSETS
Beginning of period	32,898,128	65,717,654
End of period	$20,810,063	$32,898,128
Includes undistributed net
investment income/(loss) of	$(120,265)	$102,553

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2016		Year Ended
	(Unaudited)		September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	143,059	$1,397,288	1,541,424	$15,840,867
Shares issued
in reinvestment
of distributions	11,563	111,933	174,169	1,771,296
Shares redeemed	(1,374,477)	(13,412,470)	(4,488,441)	(45,014,801)
Net decrease	(1,219,855)	$(11,903,249)	(2,772,848)	$(27,402,638)

The accompanying notes are an integral part of these financial statements.

Alpha Defensive Alternatives Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months						January 31,
	Ended						2011*
	March 31,						through
	2016		Year Ended September 30,				September 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net asset value,
beginning of period	$9.50		$10.28	$9.95	$10.22	$9.88	$10.00

Income from investment
operations:
Net investment income(3)(5)	0.04		0.25	0.09	0.12	0.26	0.21
Net realized and unrealized
gain/(loss) on investments	(0.13)		(0.76)	0.37	(0.23)	0.43	(0.33)
Total from investment
operations	(0.09)		(0.51)	0.46	(0.11)	0.69	(0.12)

Less distributions:
From net investment income	(0.15)		(0.27)	(0.13)	(0.16)	(0.35)	—
Total distributions	(0.15)		(0.27)	(0.13)	(0.16)	(0.35)	—

Net asset value, end of period	$9.26		$9.50	$10.28	$9.95	$10.22	$9.88

Total return	-0.95	%(2)	-5.10%	4.65%	-1.07%	7.13%	-1.20	%(2)

Ratios/supplemental data:
Net assets, end
of period (thousands)	$19,026		$20,756	$37,579	$28,130	$15,950	$6,819
Ratio of expenses to
average net assets:
Before fee waivers,
expense reimbursement
and recoupment(4)	1.51	%(1)	1.21%	1.18%	1.33%	2.24%	3.46	%(1)
After fee waivers,
expense reimbursement
and recoupment(4)	1.25	%(1)	1.25%	1.25%	1.25%	1.25%	1.25	%(1)
Ratio of net investment income
to average net assets:
Before fee waivers,
expense reimbursement
and recoupment(3)	0.44	%(1)	2.61%	1.00%	1.11%	1.65%	0.82	%(1)
After fee waivers,
expense reimbursement
and recoupment(3)	0.70	%(1)	2.57%	0.93%	1.19%	2.64%	3.03	%(1)
Portfolio turnover rate	172.48	%(2)	124.38%	102.65%	152.41%	127.58%	30.40	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Alternatives Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months						January 31,
	Ended						2011*
	March 31,						through
	2016		Year Ended September 30,				September 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net asset value,
beginning of period	$9.80		$10.72	$10.22	$9.93	$9.20	$10.00

Income from investment
operations:
Net investment
income/(loss)(3)(5)	(0.04)		0.19	0.05	0.04	0.10	(0.01)
Net realized and unrealized
gain/(loss) on investments	0.03		(0.84)	0.53	0.41	0.75	(0.79)
Total from investment
operations	(0.01)		(0.65)	0.58	0.45	0.85	(0.80)

Less distributions:
From net investment income	(0.05)		(0.24)	(0.08)	(0.16)	(0.12)	—
From net realized
gain on investments	—		(0.03)	—	—	—	—
Total distributions	(0.05)		(0.27)	(0.08)	(0.16)	(0.12)	—

Net asset value, end of period	$9.74		$9.80	$10.72	$10.22	$9.93	$9.20

Total return	-0.13	%(2)	-6.12%	5.72%	4.55%	9.33%	-8.00	%(2)

Ratios/supplemental data:
Net assets, end
of period (thousands)	$20,810		$32,898	$65,718	$45,031	$11,838	$5,783
Ratio of expenses to
average net assets:
Before fee waivers,
expense reimbursement
and recoupment(4)	1.41	%(1)	1.02%	0.97%	1.15%	2.39%	3.34	%(1)
After fee waivers,
expense reimbursement
and recoupment(4)	1.25	%(1)	1.01%	1.21%	1.25%	1.25%	1.25	%(1)
Ratio of net investment income/
(loss) to average net assets:
Before fee waivers,
expense reimbursement
and recoupment(3)	(0.92	)%(1)	1.82%	0.68%	0.46%	(0.16)%	(2.19	)%(1)
After fee waivers,
expense reimbursement
and recoupment(3)	(0.76	)%(1)	1.83%	0.44%	0.36%	0.98%	(0.10	)%(1)
Portfolio turnover rate	162.77	%(2)	170.41%	72.20%	121.46%	87.97%	97.15	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

The Alpha Defensive Alternatives Fund and the Alpha Opportunistic Alternatives Fund (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Funds, which are both diversified funds, began operations on January 31, 2011. The investment objective of the Defensive Alternatives Fund is to achieve capital preservation and the investment objective of the Opportunistic Alternatives Fund is to achieve long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their fair value, as described in note 3.
B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Funds’ returns filed for open tax years 2013-2015, or expected to be taken in the Funds’ 2016 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions of net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of March 31, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including exchange-traded funds and exchange-traded products, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share, determined at the close of the New York Stock Exchange (generally 4:00 pm EST) on the valuation date.  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

According to Section 12(d)(1)(F) of the Investment Company Act of 1940, a registered investment company may restrict the redemption of its shares by a Fund and certain of its affiliates to 1% of its total outstanding shares during a 30 day period. Under the Trust’s Liquidity Guidelines, an investment company position that exceeds 1% of the outstanding shares may be considered illiquid. In addition, each Fund is restricted from investing more than 15% of its net assets in illiquid securities.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2016:

Defensive Alternatives Fund
	Level 1	Level 2	Level 3	Total
Alternative Funds	$14,877,822	$—	$—	$14,877,822
Equity Funds	2,084,393	—	—	2,084,393
Fixed Income Funds	1,806,479	—	—	1,806,479
Money Market Funds	267,889	—	—	267,889
Total Investments	$19,036,583	$—	$—	$19,036,583

Opportunistic Alternatives Fund
	Level 1	Level 2	Level 3	Total
Alternative Funds	$18,890,559	$—	$—	$18,890,559
Exchange-Traded Products	1,425,600	—	—	1,425,600
Money Market Funds	499,651	—	—	499,651
Total Investments	$20,815,810	$—	$—	$20,815,810

Refer to the Funds’ schedules of investments for additional detail. Transfers between levels are recognized at March 31, 2016, the end of the reporting period. The Funds recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Funds during the six months ended March 31, 2016.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2016, Alpha Capital Funds Management, LLC (the “Advisor”) provided the Funds with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Funds pay fees calculated at an annual rate of 0.65%, based upon the average daily net assets of each Fund.  For the six months ended March 31, 2016, the Defensive Alternatives Fund and the Opportunistic Alternatives Fund incurred $64,679 and $88,019 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses (excluding acquired Fund fees and expenses, taxes, interest expenses and extraordinary expenses) of each Fund to 1.25% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Funds’ expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the six months ended March 31, 2016, the Advisor reduced its fees in the amount of $25,996 and $21,732 for the Defensive Alternatives Fund and Opportunistic Alternatives Fund, respectively.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

	2016	2017	2018	2019	Total
Defensive Alternatives Fund	$21,132	$ —	$ —	$25,996	$47,128
Opportunistic Alternatives Fund	—	—	3,386	21,732	25,118

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. Certain officers of the Funds are also employees of the Administrator.

For the six months ended March 31, 2016, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Defensive	Opportunistic
	Alternatives	Alternatives
	Fund	Fund
Administration
and Fund Accounting	$27,157	$34,895
Transfer Agency (excludes
out-of-pocket expenses)	9,922	10,899
Custody	4,152	5,358
Chief Compliance Officer	4,500	4,500

At March 31, 2016, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Defensive	Opportunistic
	Alternatives	Alternatives
	Fund	Fund
Administration
and Fund Accounting	$8,964	$11,497
Transfer Agency (excludes
out-of-pocket expenses)	3,583	3,809
Custody	21	1,304
Chief Compliance Officer	1,500	1,500

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Defensive Alternatives Fund	$33,921,995	$35,357,832
Opportunistic Alternatives Fund	43,394,644	56,380,715

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended March 31, 2016 and the year ended September 30, 2015 was as follows:

Defensive Alternatives Fund
	March 31, 2016	September 30, 2015
Ordinary Income	$298,085	$916,371

Opportunistic Alternatives Fund
	March 31, 2016	September 30, 2015
Ordinary Income	$120,042	$1,564,091
Long-Term Capital Gains	—	212,678

As of September 30, 2015, the Funds’ most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Defensive	Opportunistic
	Alternatives	Alternatives
	Fund	Fund
Cost of investments (a)	$20,822,201	$35,273,230
Gross tax unrealized appreciation	407,541	976,120
Gross tax unrealized depreciation	(716,569)	(1,995,937)
Net tax unrealized depreciation (a)	(309,028)	(1,019,817)
Undistributed ordinary income	246,063	94,566
Undistributed long-term capital gain	—	—
Total distributable earnings	246,063	94,566
Other accumulated gains/(losses)	(1,819,412)	(1,111,634)
Total accumulated earnings/(losses)	$(1,882,377)	$(2,036,885)

(a)	The differences between book basis and tax basis net unrealized appreciation and cost are attributable primarily to the tax deferral of losses on wash sales adjustments.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2015, the Funds had capital loss carryforwards as follows:

	Short-Term	Long-Term
	Capital Loss	Capital Loss
	Carryforwards	Carryforwards
Defensive Alternatives Fund	$1,303,111	$516,301
Opportunistic Alternatives Fund	1,111,634	—

All capital loss carryforwards may be carried forward indefinitely to offset future gains.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

A.
Exchange Traded Fund (“ETF”) and Mutual Fund Risk – When the Funds invest in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Funds also will incur brokerage costs when it purchases ETFs.

B.
Closed-End Fund Risk – The value of the shares of closed-end funds may be lower than the value of the portfolio securities held by the closed-end fund. Closed-end funds may trade infrequently, with small volume, which may make it difficult for the Funds to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

C.	Interest Rate Risk – The risk that fixed income securities will decline in value because of changes in interest rates. It is likely there will be less

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

D.
Default Risk – The Funds could lose money if the issuer or guarantor of a fixed income security owned by an Underlying Fund, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

E.
High Yield Securities Risk – Fixed income securities in an Underlying Fund that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.  High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

F.
Foreign and Emerging Market Securities Risk – To the extent the Funds invest in Underlying Funds that invest in the securities of foreign issuers, including emerging market issuers, the Funds are exposed to certain risks that can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.  These risks are greater in emerging markets.

G.
Currency Risk – Changes in foreign currency exchange rates will affect the value of what an Underlying Fund owns and the Underlying Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

H.
Short Sales Risk – Short sales involve specific risk considerations and may be considered a speculative technique.  For example, under adverse market conditions, an Underlying Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

I.
Commodities Risk – Investments by an Underlying Fund in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

businesses. This is because the value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

J.
Mortgage-Related and Other Asset-Backed Securities Risk – Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if an Underlying Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Underlying Fund because the Underlying Fund may have to reinvest that money at the lower prevailing interest rates. Asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

K.
Derivatives Risk – An Underlying Fund’s use of derivatives (which may include options, futures, swaps and credit default swaps) may reduce the Underlying Fund’s returns and/or increase volatility.  Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind.  An Underlying Fund may lose more money using derivatives then it would have lost if it had invested directly in the underlying security or asset on which the value of the derivatives is based.  Derivatives contracts that are privately negotiated may be subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may unable to satisfy its obligations under the contract in a timely manner, if at all resulting in potential losses to the Underlying Fund.  When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged.

L.
Small- and Medium-Sized Company Risk – The Funds invest in Underlying Funds that invest in small- and medium-sized companies which often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

M.	Asset Allocation Risk – The Funds’ allocation among Underlying Funds with various asset classes and investments may not produce the desired results.

N.
Leverage Risk – When an Underlying Fund uses derivatives for leverage, investments in that Underlying Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

O.
Concentration Risk – To the extent the Underlying Funds concentrate their investments in a particular industry or sector; such Underlying Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

P.
Sector Risk – To the extent the Funds invest in an Underlying Fund that invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

NOTE 8 – SUBSEQUENT EVENT (REORGANIZATION)

The Board of Trustees of Advisors Series Trust has voted to approve an Agreement and Plan of Reorganization whereby the Alpha Defensive Alternatives Fund would reorganize out of the Trust and into a newly created series, the Value Line Defensive Strategies Fund within Value Line Investment Trust (the “Reorganization”). A special meeting of shareholders of the Fund will be held on June 10, 2016.  If approved, the Reorganization is anticipated to take effect on June 10, 2016.

Alpha Capital Funds

NOTICE TO SHAREHOLDERS at March 31, 2016 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422) or on the U.S. Securities and Exchange Commission’s (SEC’s) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015 is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-9Alphacap (1-877-925-7422).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-9Alphacap (1-877-925-7422) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Alpha Capital Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Alpha Defensive Alternatives Fund
Alpha Opportunistic Alternatives Fund

At a meeting held on December 2-3, 2015, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Alpha Capital Funds Management, LLC (the “Advisor”) for another annual term, for the Alpha Defensive Alternatives Fund and Alpha Opportunistic Alternatives Fund (collectively, the “Funds”).  At this meeting, and at a prior meeting held on October 14-15, 2015, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor. They noted that the Advisor is small, with a limited number of employees and that it no longer employed a full-time chief compliance officer. In considering the Advisor’s compliance structure, the Board took into account the fact that the Advisor managed only fund of funds, investing only in open-end investment companies and exchange-traded funds. They also took into account  the Advisor’s compliance record and the risk assessment of the Advisor’s compliance risk provided by the Trust’s Chief Compliance Officer. They further considered the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  Additionally, the Board took into account that while the Advisor had informed the Board that it continued to search for strategic partners for the Funds, it remained committed to continuing to support the Funds and was

Alpha Capital Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

optimistic that demand for the Funds would improve as performance improves.  The Board concluded that the Advisor had sufficient personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds as of June 30, 2015 on both an absolute basis and in comparison to appropriate securities benchmarks and their peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Funds, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.

Alpha Defensive Alternatives Fund: The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median for the one-year, three-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below the peer group median for the one-year, three-year and since inception periods.

The Board also considered any differences in performance between similarly managed accounts (managed by the Advisor’s parent company) and the performance of the Fund, noting that there were no significant differences, and reviewed the performance of the Fund against broad-based securities market benchmarks.

Alpha Opportunistic Alternatives Fund: The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median for all relevant periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts (managed by the Advisor’s parent company) and the performance of the Fund, noting that there were no significant

Alpha Capital Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

differences, and reviewed the performance of the Fund against broad-based securities market benchmarks. The Board concluded that the performance of each Fund was disappointing and discussed with the Advisor its plans to improve performance. The Board determined to continue to monitor performance closely in the ensuing year.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Funds were lower than the fees charged by the Advisor to its separate account clients (managed by the Advisor’s parent company).

Alpha Defensive Alternatives Fund: The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund’s Class I shares and Class R shares of 1.25% and 1.50%, respectively (the “Expense Caps”), and that the only operational share class was Class I.  The Board noted that the Fund’s total expense ratio for the Class I shares was below the median and average of its peer group.  The Board also noted that the contractual advisory fee was significantly below the median and average of its peer group.  The Board also took into consideration the services the Advisor’s parent company provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were below the standard fees charged to the separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Alpha Opportunistic Alternatives Fund: The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund’s Class I shares and Class R shares of 1.25% and 1.50%, respectively (the “Expense Caps”), and that the only operational share class was Class I.  The Board noted that the Fund’s total expense ratio for the Class I shares was below the median and average of its peer group.  The Board also noted that the contractual advisory fee was significantly below the median and average of its peer group.  The Board also took into consideration the services the Advisor’s parent company provided to its separately managed account clients, comparing the fees charged for those management services to the

Alpha Capital Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

management fees charged to the Fund.  The Board found that the management fees charged to the Fund were below the standard fees charged to the separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were any additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information as well as financial information regarding the Advisor’s parent company and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds.  The Board also considered that the Funds do not charge any Rule 12b-1 fees or utilize “soft dollars.”  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor and its parent company were not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained or had access to adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Alpha Defensive Alternatives Fund and the Alpha Opportunistic Alternatives Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Alpha Defensive Alternatives Fund and the Alpha Opportunistic Alternatives Fund would be in the best interests of each Fund and its shareholders.

Alpha Capital Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Alpha Capital Funds Management, LLC
3060 Peachtree Road, Suite 240
One Buckhead Plaza
Atlanta, Georgia 30305

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-925-7422.

AQ-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*               /s/ Douglas G. Hess
            Douglas G. Hess, President

Date     6/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ Douglas G. Hess
Douglas G. Hess, President

Date     6/3/16

By (Signature and Title)*               /s/ Cheryl L. King
   Cheryl L. King, Treasurer

Date     6/3/16

* Print the name and title of each signing officer under his or her signature